UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
(Exact name of registrant as specified in charter)

P.O. BOX 161465, MIAMI, FLORIDA 33116
(Address of principal executive offices) (Zip code)

THOMAS J. HERZFELD
P.O. BOX 161465, MIAMI, FL 33116
(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30/12

Date of reporting period: 7/01/11 - 6/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

THE HERZFELD CARIBBEAN BASIN FUND, INC.

ANNUAL REPORT
JUNE 30, 2012

The Herzfeld Caribbean Basin Fund, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL  33139
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL  33139
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 662-2760

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

Independent Auditors
Rothstein Kass
500 Ygnacio Valley Road, Suite 200
Walnut Creek, CA  94596
The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders

August 15, 2012

Dear Fellow Stockholders:

We are pleased to present our Annual Report for the period ended June 30, 2012.  On that date the net asset value of The Herzfeld Caribbean Basin Fund, Inc. (CUBA) was $7.90 per share, up 10.18% for the six months then ended, adjusted for the year-end distribution of $0.0634 per share and down 1.84% for the one year period (also adjusted for the distribution).  The Fund’s share price closed at $6.97 per share, a gain of 8.57% for six months, and down 1.39% for the fiscal year, adjusted for the distribution.

The Herzfeld Caribbean Basin Fund seeks long-term capital appreciation through investment in companies which the Advisor believes are poised to benefit from economic, political, structural and technological developments in countries of the Caribbean Basin.  As part of that strategy we have focused specifically on companies that are positioned to benefit from the resumption of U.S. trade with Cuba, once the U.S. embargo prohibiting trade with that country is eased or lifted.  Since it is impossible to predict the future path of the U.S. embargo, we have further concentrated on investments which we believe can do well even if there is no political or economic change with respect to Cuba.

It has been a slow year for dialogue between Washington DC and Havana, but this has not slowed down our investment activity.  Many of our long-time investors have become familiar with our investment style of adding to favorite positions in times of weakness and reducing positions in times of euphoria.  The first half of 2012 provided opportunities to capitalize on this strategy.

In late April, a scandal broke in the Mexican subsidiary of Wal-Mart Stores, Wal-Mart de Mexico, also known as Walmex.  Allegations that the company bribed local officials in order to build its business within Mexico sent shares of Walmex

Thomas J. Herzfeld
Chairman, President and
Portfolio Manager

Letter to Stockholders (continued)

Erik M. Herzfeld
Portfolio Manager

plummeting.  By no means do we condone this type of illegal activity, however, Walmex remains an extremely strong company, and we took advantage of the collapse in share price to add 100,000 shares in the company on the following day.

On the flip side, during April and May 2012, we slightly reduced our long term position in Copa Holdings (CPA), a Panama-based company that provides airline passenger and cargo services.  Copa Holdings had a strong advance during the first half of 2012 and we sold into the strength, maintaining our core holding.  Latin America GDP continues to expand.  Air traffic growth in the region is among the highest in the world.

Shortly after our fiscal year-end, Rail America (RA), which makes up approximately 2.5% of our holdings, announced an agreement to be purchased by Genesee & Wyoming Inc. (GWR) for $27.50 a share.  Rail America closed at $27.25 on the day of announcement.  We began accumulating this stock in 2009; our average price is $13.42.  This is the second time the Fund’s stake in a railroad stock has been acquired; Florida East Coast Railroad was the first.

Economic Activity Within Cuba

Although the first half of 2012 has been slow for global GDP growth, there have been signs of a rebound within Cuba.  Cuban exports increased 11% during the first quarter, year over year.  In addition, the Pope’s visit in March resulted in a major surge in tourism.  The island benefitted from visits by more than 1.24 million tourists between January through April 2012 alone, a 5.2% increase in international worldwide tourism to the nation.

Separately, India sent a top diplomat to discuss investment in offshore oil exploration and drilling.    We believe that Mexico would be a natural partner for such exploration in Cuban waters.

Discount to Net Asset Value

During the fiscal year-ended June 30, 2012, Herzfeld Caribbean consistently traded at a discount to net asset value, ranging from -3.32% in April, 2012 to its widest level of -14.68% in late July, 2011.  Aside from being the investment advisor

Letter to Stockholders (continued)

to Herzfeld Caribbean, Thomas J. Herzfeld Advisors, Inc. is well-known for its expertise in research and trading of closed-end funds.  A basic tenet of our trading philosophy is to buy a fund when the discount is unusually wide.

In late July 2012, we found the Fund’s discount to be compelling and your Fund’s president purchased a total of 12,000 shares for his personal account at prices ranging from $6.80 to 6.8132 per share.  You can access insider holding reports from our website at www.herzfeld.com.

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2012.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets
USA	54.94%	Seaboard Corporation	9.61%
Mexico	20.27%	Coca Cola Femsa, S.A.B. de C.V. ADR	8.26%
Panama	9.89%	Copa Holdings, S.A.	6.89%
Colombia	4.17%	Watsco Incorporated	6.06%
Bahamas	3.40%	Carnival Corp.	4.79%
Cayman Island	2.29%	Norfolk Southern Corporation	4.53%
Puerto Rico	1.54%	Bancolombia, S.A.	4.17%
Belize	0.08%	América Móvil, S.A.B. de C.V. ADR	3.97%
Cuba	0.00%	Lennar Corp.	3.95%
Cash and Other Countries	3.42%	Royal Caribbean Cruises Ltd.	3.90%

Daily net asset values and press releases by the Fund are available on the Internet at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld	Erik M. Herzfeld
Chairman of the Board, President and Portfolio Manager	Portfolio Manager

Schedule of Investments as of June 30, 2012

Shares or Principal Amount	Description	Fair Value
Common stocks - 96.82% of net assets

Airlines - 6.89%
24,500	Copa Holdings, S.A.	$2,020,760

Banking and finance - 8.71%
19,780	Bancolombia, S.A.	1,223,195
41,000	Banco Latinoamericano de Exportaciones, S.A.	878,630
11,500	Doral Financial Corp.*	17,250
6,000	Popular Inc.*	99,660
3,844	W Holding Co. Inc.*	346
20,000	Western Union Company	336,800

Communications - 9.88%
44,690	América Móvil, S.A.B. de C.V. ADR	1,164,621
71,200	América Móvil, S.A.B. de C.V. Series A	91,215
209,144	América Móvil, S.A.B. de C.V. Series L	271,674
12,698	Atlantic Tele-Network, Inc.	428,303
377,100	Fuego Enterprises Inc.*	4,902
168	Garmin Limited	6,433
23,666	Grupo Radio Centro, S.A.B. ADR	201,398
32,400	Grupo Televisa, S.A.B. ADR	695,952
8,030	Spanish Broadcasting System, Inc.*	32,602

Conglomerates and holding companies - 0.08%
250,000	Admiralty Holding Company (Note 2)*	--
70,348	BCB Holdings Ltd.*	20,964
3,250	Shellshock Ltd. Ord.*	2,447

Construction and related - 7.22%
57,655	Cemex S.A.B. de C.V. ADR*	388,018
58,021	Cemex S.A.B. de C.V. Series CPO*	38,808
20	Ceramica Carabobo Class A ADR (Note 2)*	--
4,100	Homex Development Corp. ADR*	63,140
74,132	Mastec, Inc.*	1,114,945
5,400	Vulcan Materials	214,434
3,800	Martin Marietta Materials	299,516

*Non-income producing

See accompanying notes.

Schedule of Investments as of June 30, 2012

Shares or Principal Amount	Description	Fair Value
Consumer products and related manufacturing - 6.43%
15,273	Grupo Casa Saba, S.A.B. de C.V. ADR*	$106,758
24,100	Watsco Incorporated	1,778,580

Food, beverages and tobacco - 12.27%
20,000	Chiquita Brands International Inc.*	100,000
53,874	Cleanpath Resources Corp.*	5
18,500	Coca Cola Femsa, S.A.B. de C.V. ADR	2,421,280
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	167,688
5,000	Fomento Económico Mexicano, S.A.B. de C.V. ADR	446,250
19,690	Fresh Del Monte Produce Inc.	462,124

Housing - 3.95%
37,500	Lennar Corporation	1,159,125

Investment companies - 0.01%
4,420	Shellproof Limited*	3,189
70,348	Waterloo Investment Holdings Ltd. (Note 2)*	--

Leisure - 10.99%
41,000	Carnival Corp.	1,405,070
44,000	Royal Caribbean Cruises Ltd.	1,145,320
14,527	Steiner Leisure Ltd.*	674,198

Mining - 0.56%
3,872	Grupo México, S.A.B. de C.V. Series B	11,435
2,000	Freeport McMoran Copper	68,140
6,000	Tahoe Resources, Inc.*	83,340

Pulp and paper - 0.12%
18,300	Kimberly-Clark de México, S.A.B. de C.V. Series A	35,617

Railroad - 7.00%
18,500	Norfolk Southern Corporation	1,327,745
30,000	Rail America Inc.*	726,000

Retail - 4.66%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	50,797
12,000	Pricemart Inc.	810,120
190,222	Wal-Mart de México, S.A.B. de C.V. Series V	505,666

*Non-income producing

See accompanying notes.

Schedule of Investments as of June 30, 2012

Shares or Principal Amount	Description	Fair Value
Service - 0.02%
700	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	$5,443

Trucking and marine freight - 11.48%
12,280	Grupo TMM, S.A.B. ADR*	16,210
1,321	Seaboard Corporation	2,817,667
2,000	Seacor Holdings, Inc.*	178,760
8,361	Teekay LNG Partners LP	322,317
28,000	Ultrapetrol Bahamas Ltd.*	33,040

Utilities - 5.09%
12,000	Caribbean Utilities Ltd. Class A	116,280
66,841	Consolidated Water, Inc.	554,112
700	Cuban Electric Company (Note 2)*	--
45,500	Teco Energy Inc.	821,730

Other - 1.46%
500,000	Cuba Business Development (Note 2)*	--
25,000	Geltech Solutions Inc.*	22,750
13,000	Impellam Group*	70,345
55,921	Margo Caribe, Inc.*	335,526
895	Siderurgica Venezolana Sivensa, S.A. ADR (Note 2)	--
79	Siderurgica Venezolana Sivensa, S.A. Series B (Note 2)	--

Total common stocks (cost $24,558,802)		$28,398,640

*Non-income producing

See accompanying notes.

Schedule of Investments as of June 30, 2012

Shares or Principal Amount	Description	Fair Value
Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default	$—-

Total bonds (cost $63,038) (Note 2)*		$—-

Other assets less liabilities - 3.18% of net assets		$931,583

Net assets - 100%		$29,330,223

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America	54.94%
Mexico	20.27%
Panama	9.89%
Other, individually under 5%**	14.90%
100.00%

*Non-income producing
**Amount includes other assets less liabilities of 3.18%

See accompanying notes.

Statement of Assets and Liabilities as of  June 30, 2012

ASSETS

Investments in securities, at fair value (cost $24,621,840)
(Notes 1 and 2)		$28,398,640
Cash		1,011,783
Dividends receivable		23,657
Receivables for investments sold		14,053
Other assets		18,867

TOTAL ASSETS		29,467,000

LIABILITIES

Accrued investment advisor fee (Note 3)	$102,746
Foreign tax withholding	1,354
Other payables	32,677

TOTAL LIABILITIES		136,777

NET ASSETS (Equivalent to $7.90 per share
based on 3,713,071* shares outstanding)		$29,330,223

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000
shares authorized; 3,713,071* shares issued
and outstanding		$3,713
Additional paid-in capital		26,103,328
Accumulated net investment loss and net realized loss on investments		(553,618)
Net unrealized gain on investments (Notes 4 and 5)		3,776,800

NET ASSETS		$29,330,223

* 213,222 shares issued through dividend reinvestment plan and 1,812,293 shares issued through rights offering (Note 6)

See accompanying notes.

Statement of Operations Year Ended June 30, 2012

INVESTMENT INCOME AND EXPENSES

Dividends and interest		$521,579

Investment advisor fees (Note 3)	$400,637
Professional fees	103,500
Custodian fees	78,000
Insurance	40,352
CCO salary	26,913
Director fees	20,800
Transfer agent fees	20,000
Listing fees	15,000
Printing and postage	12,000
Proxy services	8,977
Other	22,800
Total investment expenses		748,979

NET INVESTMENT LOSS		(227,400)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	25,955
Net decrease in unrealized appreciation (depreciation)
on investments and foreign currency	(402,004)

NET LOSS ON INVESTMENTS		(376,049)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS		$(603,449)

See accompanying notes.

Statements of Changes in Net Assets
Years Ended June 30, 2012 and 2011

	Year-Ended	Year-Ended
	2012	2011

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS
Net investment loss	$(227,400)	$(233,773)
Net realized gain on investments and
foreign currency	25,955	943,018
Net increase (decrease) in unrealized appreciation
(depreciation) on investments and foreign currency	(402,004)	6,742,688

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(603,449)	7,461,933

DISTRIBUTIONS TO STOCKHOLDERS
Net investment income	--	--
Long-term realized gains	(235,409)	--

NET DISTRIBUTONS TO STOCKHOLDERS	(235,409)	--

TOTAL INCREASE (DECREASE) IN NET ASSETS	(838,858)	7,461,933

NET ASSETS

Beginning	30,169,081	22,707,148

Ending	$29,330,223	$30,169,081

See accompanying notes.

Financial Highlights
Years Ended June 30, 2008 through 2012

		Year Ended June 30

	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each year)
Net asset value, beginning of year	$8.13	$6.12	$5.35	$7.31	$9.77

Operations:
Net investment income (loss)1	(0.06)	(0.06)	(0.07)	(0.05)	0.22
Net realized and unrealized gain (loss) on
investment transactions1	(0.11)	2.07	0.84	(1.70)	(1.40)
Total from operations	(0.17)	2.01	0.77	(1.75)	(1.18)

Distributions:
From net investment income	--	--	--	(0.16)	(0.06)
From net realized gains	(0.06)	--	--	(0.05)	(1.22)
Total distributions	(0.06)	--	--	(0.21)	(1.28)

Net asset value, end of year	$7.90	$8.13	$6.12	$5.35	$7.31

Per share market value, end of year	$6.97	$7.14	$5.67	$6.07	$7.69

Total investment return (loss) based on
market value per share	(1.39%)	25.93%	(6.59%)	(17.73%)	(34.29%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$29,330	$30,169	$22,707	$19,882	$27,131
Ratio of expenses to average net assets	2.68%	2.66%	2.78%	3.02%	2.74%
Ratio of net investment income (loss)
to average net assets	(0.81%)	(0.81%)	(1.05%)	(0.84%)	1.70%
Portfolio turnover rate	15%	22%	27%	17%	25%

1
Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each  year presented.  For 2008, amounts were computed using the weighted average outstanding shares due to the significant one-time  increase in shares from the rights offering.

See accompanying notes.

Notes to Financial Statements

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA”.

The Fund’s investment objective is to obtain long-term capital appreciation.  The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”).  Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries.  This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders.  The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

At June 30, 2012, the Fund had foreign investments in companies operating principally in Mexico and Panama representing approximately 20.27% and 9.89% of the Fund’s net assets, respectively.

The Fund’s custodian and transfer agent is State Street Bank and Trust Company (“SSBT”), 200 Clarendon Street, PO Box 9130, Boston, Massachusetts  02117.

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events that required disclosure in the financial statements.

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

Notes to Financial Statements

In determining fair value, the Fund uses various valuation approaches.  In accordance with GAAP, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	quoted prices in active markets for identical investments

Level 2:	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3.  In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Notes to Financial Statements

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2012:

LEVEL	Investments in Securities
Level 1	$28,255,755
Level 2	$142,885
Level 3	$0*

*See Note 2, non-marketable securities owned

Transfers into and out of each level of the fair value hierarchy for assets measured at fair value for the year ended June 30, 2012 were as follows:

	Transfers	Transfers	Transfers	Transfers	Transfers	Transfers
	into	out of	into	out of	into	out of
	Level 1	Level 1	Level 2	Level 2	Level 3	Level 3
Assets (at fair value)
Investments in securities
Common stocks	$340,428	$137,249	$137,249	$340,428	$50,536	$0

Investment in Securities at Value
Level 3
Balance as of 6/30/11	$56
Realized/Unrealized gain/(loss)	(150,592)
Net purchases	100,000
Transfer into Level 3	50,536
Transfer out of Level 3	0
Balance as of 6/30/12	$0

All transfers are recognized by the Fund at the end of each reporting period.

Notes to Financial Statements

Transfers between Levels 1 and 2 generally relate to whether a market becomes active or inactive.  Transfers between Level 2 and 3 generally relate to whether significant relevant observable inputs are available for the fiar value measurements in their entirety.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT.  Credit balances used to reduce the Fund’s custodian fees for the year ended June 30, 2012 were approximately $63.  Discounts and premiums on debt securities purchased are amortized over the life of the respective securities.  It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT.  The Fund transacts with other brokers.  The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders.  Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  For the year ended June 30, 2012, a distribution from long-term capital gains of $0.0634 per share was declared on November 11, 2011.

NOTE 2. NON-MARKETABLE AND RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038.  The bonds were listed on the New York Stock Exchange and had been trading in default since 1960.  A “regulatory halt” on trading was imposed by the New York Stock Exchange in July 1995 and trading in the bonds was suspended as of December 28, 2006.  The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue.  As of June 30, 2012, the position was valued at $0 by the Board of Directors, which approximates the bonds’ fair value.

Investments in securities also include 250,000 shares of Admiralty Holding Company, 20 shares of Ceramica Carabobo Class A ADR, 700 shares of Cuban Electric Company, 895 shares of Siderurgica Venezolana Sivensa, S.A. ADR, 79 shares of Siderurgica Venezolana Sivensa S.A. Series B, 500,000 shares of Cuba Business Development and 70,348 shares of Waterloo Investment Holdings Ltd. (“Waterloo”).   Waterloo was received by the Fund as a spin-off from BCB Holdings Ltd.  Waterloo is not listed but trades infrequently through private transactions on the London Matched Market Exchange. As of June 30, 2012, the positions were valued at $0 by the Board of Directors, which approximates their fair value.

Two of the Fund’s holdings are currently segregated and restricted from transfer because they appear on the OFAC list or are subject to other restrictioins.  These securities are: $165,000 principal value Republic of Cuba bonds, 4.5%, 1977 in default with a fair value of $0, and 700 shares of Cuban Electric Company with a fair value of $0.

Notes to Financial Statements

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets.  Total fees for the year ended June 30, 2012 amounted to $400,637, of which $102,746 is payable as of June 30, 2012.

A director of the Fund served on the Board of Directors of Margo Caribe, Inc., a company in which the Fund has an investment.  A director of the Fund is the owner of the Advisor and Thomas J. Herzfeld & Co., Inc.

The Fund reimbursed the Advisor in the amount of $26,913  for the portion of the chief compliance officer’s (the “CCO”) salary determined to be attributable to the services provided as CCO of the Fund.

NOTE 4. INVESTMENT TRANSACTIONS

During the year ended June 30, 2012, purchases and sales of investment securities were $4,177,439 and $5,018,909, respectively.

At June 30, 2012, the Fund’s investment portfolio had gross unrealized gains of $7,906,447 and gross unrealized losses of $4,129,647, resulting in a net unrealized gain of $3,776,800 for financial statement purposes.

NOTE 5. INCOME TAX INFORMATION

For financial statement purposes, the Fund’s net investment loss for the year ended June 30, 2012 does not differ from the net investment loss for tax purposes.  Realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

As of June 30, 2012, for tax purposes the Fund’s undistributed net investment loss was $0 and its accumulated net realized gain on investments was $79,376.  Additionally, the Fund has elected to defer post October capital losses of $56,617.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $576,377 due to wash sale adjustments.  As of June 30, 2012, gross unrealized gains were $7,330,070 and gross unrealized losses were $4,129,647 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2012 result from differences between book and tax accounting for the characterization of foreign currency losses and the write-off of the Fund’s net investment loss for tax purposees.  Such amounts have been reclassified as follows:

Notes to Financial Statements

	Accumulated Net
	Accumulated Net	Realized Loss on	Additional Paid
	Investment Loss	Investments	in Capital
Year ended June 30, 2012	227,400	$13,335	($240,735)

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.  Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2009.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.  This policy has been applied to all existing tax positions upon the Fund’s initial adoption for the period ended June 30, 2008.  Based on its analysis, the Fund has determined that the adoption of this policy did not have a material impact on the Fund’s financial statements upon adoption.  However, the Fund’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of and changes to tax laws, regulations and interpretations thereof.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses.  There were none for the period ended June 30, 2012.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering.  Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date.  The rights entitled the stockholders to purchase one new common share for every right held.  In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 additional shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund’s common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days.  The final subscription price was $10.04 per share.  Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284.  The net asset value of the Fund’s common shares was increased by approximately $0.09 per share as a result of the share issuance.

Notes to Financial Statements

Year-End Distributions

On January 9, 2008, the Fund issued 213,222 common shares in connection with a year-end distribution of $1.28 per share paid in stock.  Stockholders were also given the option of receiving the payment in cash.  Shares were issued at $7.94 per share, equal to the net asset value of the Fund on the payable date of January 9, 2008.  New shares were issued at net asset value per share, therefore the reinvestment of distributions had no effect on net asset value.

On January 5, 2009, the Fund paid a year-end distribution of $0.211 per share paid in stock.  Stockholders were also given the option of receiving the payment in cash.  Shares were purchased in the open market to pay the distribution at a reinvestment price of $4.9896 per share including brokerage commissions.

No distribution was declared during the fiscal years ended June 30, 2011 or 2010.

On January 9, 2012, the Fund paid a year-end distribution of $0.0634 per share in cash.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) as of June 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Walnut Creek, California
August 16, 2012

Privacy Policy

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Directors and Officers of the Fund

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Interested Director
Thomas J. Herzfeld* 119 Washington Ave., Suite 504 Miami Beach, FL 33139 Age: 67	President, Portfolio Manager, Chairman, Director	three years; 1993 to present	Chairman and President of Thomas J. Herzfeld & Co., Inc., a broker dealer, and Thomas J. Herzfeld Advisors, Inc.	2	The Cuba Fund, Inc. (in registration)
Independent Directors
Ann S. Lieff c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Ave., Suite 504 Miami Beach, FL 33139 Age: 60	Director	three years; 1998 to present	President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director to several retail operations, 1998-present; former CEO Spec’s Music 1980-1998, a retailer of recorded music.	1	Hastings Entertainment, Inc.; Furniture Brands International, Inc.
Michael A. Rubin c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Ave., Suite 504 Miami Beach, FL 33139 Age: 70	Director	three years; 2002 to present	Partner of Michael A. Rubin P.A., attorney at law; Broker, Oaks Management & Real Estate Corp., a real estate corporation	1	Formerly a director of Margo Caribe, Inc.
Kay W. Tatum, Ph.D., CPA c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Ave., Suite 504 Miami Beach, FL 33139 Age: 60	Director	three years; 2007 to present	Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None
John A. Gelety c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Ave., Suite 504 Miami Beach, FL 33139 Age: 44	Director	two years; 2011 to present	John A. Gelety, PA, attorney at law, a transactional law firm that specializes in business law, with a concentration on domestic and cross-border mergers & acquisitions, private equity and commercial transactions.	1	None

*	Mr. Thomas J. Herzfeld is considered an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act and the rules thereunder because of his position with the Advisor.

- 24 and 25 -

Directors and Officers of the Fund (continued)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Officers
Erik M. Herzfeld 119 Washington Ave., Suite 504 Miami Beach, FL 33139 Age: 39	Portfolio Manager	2008 to present	Portfolio Manager and Head of Alternative Strategies, Thomas J. Herzfeld Advisors, Inc. 2007-present; Vice President JPMorgan Chase 2000-2007, foreign exchange option trading	N/A
Cecilia L. Gondor 119 Washington Ave., Suite 504 Miami Beach, FL 33139 Age: 50	Secretary, Treasurer	1993 to present	Executive Vice President of Thomas J. Herzfeld & Co., Inc., a broker dealer, and Thomas J. Herzfeld Advisors, Inc.	N/A

Quarterly Portfolio Reports

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov.  In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C.  More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2011 to June 30, 2012, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

- 26 and 27 -

Dividend Reinvestment Plan

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.
State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant.  The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.
CASH OPTION.  Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.
MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.
MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases.  The weighted average price (including brokerage commissions) of all Common Stock purchased by the

Dividend Reinvestment Plan (continued)

Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.
The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.
Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable.  The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee.  The Agent will not send a Participant stock certificates for shares unless a Participants so requests in writing or unless a Participant’s account is terminated as stated below.  The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

 Dividend Reinvestment Plan (continued)

7.
There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts.  The Agent may, however, charge Participants for extra services performed at their request.  The Plan may be amended in the future to impose a service charge.  In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence.  In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.
The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account.  Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.
The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (continued)

10.
Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA  02117-0642, or by calling the Agent at (617) 662-2760.  Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.
These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

Officers and Directors

Officers	Independent Directors

THOMAS J. HERZFELD	JOHN A. GELETY
Director, Chairman of the Board,	Director
President and Portfolio Manager	ANN S. LIEFF
ERIK M. HERZFELD	Director
Portfolio Manager	MICHAEL A. RUBIN
CECILIA GONDOR	Director
Secretary, Treasurer, Chief	KAY W. TATUM, Ph.D.
Compliance Officer	Director

THE HERZFELD CARIBBEAN BASIN FUND, INC.
119 Washington Avenue
Suite 504
Miami Beach, FL  33139

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2011 and 2012.

Fiscal Year Ended June 30,	Audit Fees	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)

2011	$50,500	$0	$9,800	$0
2012	$50,500	$0	$9,800	$0

(2) These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns.

(3) These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2011 and 2012 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2011 and $0 for 2012.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2012, the registrant's audit committee was comprised of Kay W. Tatum, John A. Gelety and Michael A. Rubin.

(b) Not applicable.

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Thomas J. Herzfeld, Chairman and President of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 31, 2012.

Erik M. Herzfeld, Portfolio Manager of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since 2008. Before joining the Fund's investment adviser in 2007, Erik served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of August 31, 2012.

(a)(2)(i) and (ii) Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld are also portfolio managers for approximately 225 other accounts comprising $115 million under management, and 0 pooled investment vehicles comprising $0 under management, however, none of the these accounts are managed with an investment strategy similar to the Fund's. The Fund is the only investment company managed by Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld; the Fund has total assets of approximately $29 million.

(a)(2)(iii) No accounts are charged fees based on performance. For accounts other than the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Mr. Thomas J. Herzfeld's or Mr. Erik M. Herzfeld's management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The advisor and the Fund have adopted procedures overseen by the Chief Compliance Officer ("CCO") intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other account. The CCO of the Fund reports directly to the Board of Directors at least annually.

(a)(3) Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. Thomas J. Herzfeld is 100% owner of the Advisor, a Subchapter S Corporation, therefore he profits from the success of the Advisor and is taxed on its profits. Portfolio managers, other than Thomas J. Herzfeld, are paid a fixed salary by the Advisor. In addition, the Advisor retains the ability to pay bonuses based on the overall profitability of the Advisor, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's performance, nor the value of a particular client or account, including the value of the Fund's assets.

(a)(4)(a) Range of value of shares of the Fund owned by Mr.  Thomas J.  Herzfeld as of June 30, 2012: over $1,000,000. Range of value of shares of the Fund owned by Mr. Erik M. Herzfeld as of June 30, 2012: $100,001-$500,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2011 and ending July 31, 2011)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2011 and ending August 31, 2011)	47,726	6.495	n/a	n/a
Month #3 (beginning September 1, 2011 and ending September 30, 2011)	0	n/a	n/a	n/a
Month #3 (beginning October 1, 2011 and ending October 31, 2011)	0	n/a	n/a	n/a
Month #4 (beginning November 1, 2011 and ending November 30, 2011)	0	n/a	n/a	n/a
Month #5 (beginning December 1, 2011 and ending December 31, 2011)	0	n/a	n/a	n/a
Month #7 (beginning January 1, 2012 and ending January 31, 2012)	0	n/a	n/a	n/a
Month #8 (beginning February 1, 2012 and ending February 28, 2012)	0	n/a	n/a	n/a
Month #9 (beginning March 1, 2012 and ending March 31, 2012)	0	n/a	n/a	n/a
Month #10 (beginning April 1, 2012 and ending April 30, 2012)	0	n/a	n/a	n/a
Month #11 (beginning May 1, 2012 and ending May 31, 2012)	0	n/a	n/a	n/a
Month #12 (beginning June 1, 2012 and ending June 30, 2012)	0	n/a	n/a	n/a
Total	47,726	6.495	n/a	n/a

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics is filed as Exhibit 99.CodeEth to the N-CSR filing dated 11/11/2008.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By: /s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: August 29, 2012

By: /s/ Cecilia L. Gondor
Cecilia L. Gondor
Secretary and Treasurer
(Principal Financial Officer)

Date: August 29, 2012

APPENDIX A
THE HERZFELD CARIBBEAN BASIN FUND, INC.
Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

The Fund shall include in its annual report to stockholders:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities (3); and

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

The Fund shall also include in its annual and semi-annual reports to stockholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time

______________

(1)This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

(2)As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

(3)This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

(4)Id.

(5)This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

(6)Id.

THOMAS J. HERZFELD ADVISORS, INC.

PROXY VOTING

POLICIES AND PROCEDURES

I.	POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

Cecilia Gondor, Executive Vice President of the Adviser, is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below) (the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

Cecilia Gondor is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:		Oppose

	b.	Proposals to limit the ability of shareholders to call special meetings;

	c.	Proposals to require super majority votes;

	d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

	e.	Proposals regarding "poison pill" provisions; and

	f.	Permitting "green mail".

2.	Providing cumulative voting rights.		Oppose

3.	"Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight.	Approve

5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve

6.	Date and place of annual meeting.	Approve

7.	Limitation on charitable contributions or fees paid to lawyers.	Approve

8.	Ratification of directors' actions on routine matters since previous annual meeting.	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

10.	Limiting directors' liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Rotate annual meeting location/date	Approve

15.	Establish a staggered Board	Approve

16.	Eliminate director mandatory retirement policy	Case-by-Case

17.	Option and stock grants to management and directors	Case-by-Case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

EXHIBIT A

Chief Executive Officer - Thomas J. Herzfeld

Chief Financial Officer - Cecilia L. Gondor